Exhibit 10.20

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SETTLEMENT AND MODIFICATION AGREEMENT

THIS SETTLEMENT AND MODIFICATION AGREEMENT (the “Settlement Agreement”), effective as of the date upon which all parties have signed below (the “Effective Date”), is by and between ASIVI, LLC, a Delaware limited liability company, with offices at 1172 Castro Street, Mountain View, California 94040 (“ASIVI”), VIVUS, INC., a Delaware corporation with a principal place of business at 1172 Castro Street, Mountain View, California 94040 (“VI”), ANDROSOLUTIONS, INC., a Tennessee corporation with a principal place of business at Suite 309, 200 Fort Sanders West Blvd., Knoxville, TN 37922 (collectively with its Affiliates, “ASI”), and Gary W. Neal, M.D., a natural person residing at 4701 Guinn Road, Knoxville, TN 37931 (“GWN”).

BACKGROUND

WHEREAS, the parties have commenced arbitration proceedings before the American Arbitration Association captioned VIVUS, Inc. v. AndroSolutions, Inc.;

WHEREAS, the parties, without admitting liability, wish to settle their dispute by terminating and/or modifying the following agreements previously entered into by the parties and by entering into this Settlement Agreement: the Memorandum of Understanding dated October 14, 1999 (“MOU”); the Confidentiality and Non-Disclosure Agreement dated December 16, 1999 (the “Confidentiality Agreement”); the ASIVI, LLC Operating Agreement dated February 29, 2000 (“Operating Agreement”); the License Agreement dated February 29, 2000 (“License Agreement”); and the Manufacture and Supply Agreement dated February 29, 2000 (“Manufacture and Supply Agreement”);

WHEREAS, ASI and VI formerly owned certain intellectual property consisting of issued patents and/or pending patent applications relating to, inter alia, the design, development, manufacture and use of products containing a prostaglandin and/or other vasodilator for the treatment of female sexual dysfunction (“FSD”) which VI and ASI each assigned to ASIVI;

WHEREAS, VI desires to obtain, and ASIVI desires to assign, the FSD IP (as defined below) to develop and commercialize Products (as defined below) for the treatment of FSD, on the terms and conditions herein;

WHEREAS, VI desires to obtain, and ASI desires to assign, ASI’s entire interest in ASIVI;

WHEREAS, VI desires to obtain, and ASI desires to assign, the Supplemental FSD IP (as defined below); and

WHEREAS, VI, in partial consideration for the assignment of the FSD IP, the Supplemental FSD IP, and assignment of ASI’s interest in ASIVI, and in order to settle the dispute which is the subject of the arbitration with ASI, is willing to make an upfront payment, certain milestone payments, and royalty payments to ASI, and ASI is willing to accept such payments on the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASIVI, VI, ASI and GWN agree as follows:

1.              DEFINITIONS

1.1.        “Affiliate” shall mean any corporation or other entity that controls, is controlled by or is under common control with a party. For purposes of this definition only, “control” shall mean ownership or control, directly or indirectly, of more than fifty percent (50%) of the shares or other rights of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, to the election of the corresponding managing authority).

1.2.      “Commercially Reasonable Efforts” shall, with respect to a Product, mean efforts and resources equivalent to those normally employed by entities in the biopharmaceutical marketplace, substantially comparable to VI, to develop, manufacture, market or sell a product of similar market potential at a similar stage in its product life, taking into account for example the establishment of the Product in the marketplace, the competitiveness of alternative products, the proprietary position of the Product, the likelihood of regulatory approval, including consideration of safety and efficacy, for the Product given the regulatory authority and structure involved, the profitability of the Product and VI’s available resources. Commercially Reasonable Efforts shall be determined on a market-by-market basis for each Product.

1.3.      “Confidential Information” shall mean only such information of another party to this Settlement Agreement that may be reasonably understood from legends or oral designations, the nature of the information itself or the circumstances of such information’s disclosure, to be confidential or proprietary to another party or to a third party to which another party owes a duty of non-disclosure.

1.4.      “First Commercial Sale” shall mean, with respect to each Product in each country, the first bona fide commercial sale of such Product in such country by or under authority of VI.

1.5.      “FDA” shall mean the U.S. Food and Drug Administration, or any successor agency.

1.6.      “FSD IP” shall mean the Know How and Patent Rights, in each case that are owned or controlled by ASIVI as of the Effective Date, and all U.S. and foreign patents and patent applications claiming priority to the Patent Rights.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.6.1.         “Patent Rights” shall mean all United States and foreign patents (including all reissues, extensions, substitutions, re-examinations, supplementary protection certificates, and the like, and patents of addition) and pending patent applications (including without limitation all continuations, continuations-in-part and divisionals thereof) relating to, inter alia, the design, development, manufacture, and use of products containing a prostaglandin and/or other vasodilator for the treatment of FSD.

1.6.2.         “Know How” shall mean the Confidential Information owned or controlled by ASIVI pursuant to the terms of the MOU and/or the Operating Agreement necessary for the exercise of the Patent Rights, including technical data, protocols and methods.

1.7.      “IP Information” shall mean [***] the FSD IP formerly owned by ASI, and assigned to ASIVI pursuant to the Assignment Agreement executed by ASI and included in Exhibit 2 to the Operating Agreement along with the [***]. IP Information shall include [***] in the FSD IP.

1.8.      “Licensee” shall mean a third party to whom VI has granted a license or other right under the FSD IP to make, have made, import, have imported, export, have exported, distribute, have distributed, sell, have sold, use, or offer for sale Products.

1.9.      “NDA” shall mean a New Drug Application submitted to the FDA.

1.10.    “Net Sales.”

1.10.1.       “Net Sales by Licensees” shall mean the amount invoiced by VI’s Licensees (for purposes of this definition, as applicable, the “Selling Party”) for the sale of Products to bona fide independent third parties throughout the world, less (i) ordinary and customary trade discounts actually allowed by the Selling Party to the third party purchaser; (ii) credits, rebates and returns allowed and credited to the third party purchaser (including, but not limited to, wholesaler and retailer returns); (iii) freight, handling and duties paid on shipments by the Selling Party to the third party purchaser and separately identified on the invoice; and (iv) sales taxes, excise taxes, consumption taxes, customs duties and other compulsory payments to governmental authorities actually paid with respect to the sale by the Selling Party to the third party purchaser. For the avoidance of doubt, Net Sales by Licensees shall not include sales by a Selling Party to its Affiliates for resale; provided, however, that if the Selling Party sells a Product to an Affiliate for resale, Net Sales by Licensees shall include the amounts invoiced by such Affiliate to third parties on the resale of such Product.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.10.2.       “Net Sales by VI” shall mean the amount invoiced by VI or its Affiliates (for purposes of this definition, as applicable, the “Selling Party”) for the sale of Products to bona fide independent third parties throughout the world, less (i) ordinary and customary trade discounts actually allowed by the Selling Party to the third party purchaser; (ii) credits, rebates and returns allowed and credited to the third party purchaser (including, but not limited to, wholesaler and retailer returns); (iii) freight, handling and duties paid on shipments by the Selling Party to the third party purchaser and separately identified on the invoice; and (iv) sales taxes, excise taxes, consumption taxes, customs duties and other compulsory payments to governmental authorities actually paid with respect to the sale by the Selling Party to the third party purchaser. For the avoidance of doubt, Net Sales by VI shall not include sales by a Selling Party to its Affiliates or Licensees for resale; provided, however, that if the Selling Party sells a Product to an Affiliate or Licensees for resale, Net Sales shall include the amounts invoiced by such Affiliate or Licensees to third parties on the resale of such Product. For avoidance of doubt, Net Sales by VI shall also include Third Party Payments for the purpose of calculating royalties payable under Section 2.3.1.

1.10.3.       “Bundles.” In the case of discounts on “bundles” of products or services which include Products, Net Sales by Licensees and Net Sales by VI will be calculated by discounting the bona fide list price of such Product by the average percentage discount of all products of VI and/or its Licensees in a particular “bundle,” calculated as follows: Average percentage discount on a particular bundle = (1 - A/B) x 100 where A equals the total discounted price of a particular “bundle” of products, and B equals the sum of the undiscounted bona fide list prices of each unit of every product in such “bundle.” VI shall provide ASI documentation, reasonably acceptable to ASI, establishing such average discount with respect to each “bundle.” If VI cannot so establish the average discount of a “bundle,” Net Sales shall be based on the undiscounted list price of the Products in the “bundle.” If a Product in a “bundle” is not sold separately and no bona fide list price exists for such Product, the parties shall negotiate in good faith an imputed list price for such Product, and Net Sales with respect thereto shall be based on such imputed list price.

1.11.    “Product” shall mean any product containing a prostaglandin and/or other vasodilator within the Field of Use, the sale of which would infringe upon a Valid Claim.

1.12.    “Valid Claim” means (i) a claim of an issued and unexpired patent included within the Patent Rights which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or (ii) a claim of a pending patent application within the Patent Rights.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.13.    “Field of Use” shall mean the diagnosis, prophylaxis and/or treatment involving female sexual dysfunction (“FSD”), including without limitation enhancing female sexual desire and responsiveness, and preventing, treating and/or managing female sexual arousal disorder, orgasmic disorder, and pain disorder.

1.14.    “Third Party Payments” shall mean any and all cash and non-cash consideration received by VI or VI’s Affiliates for the grant of a license or other right attributable to the FSD IP related to the manufacturing, marketing, promotion, distribution, or sale of Products or other method, process or procedure covered by the FSD IP, including but not limited to initial lump-sum payments and milestones. All non-cash consideration will be valued at the fair market value thereof established by agreement of the parties or, failing that, by a qualified “Big 5” or national independent accountant approved by VI and ASI. VI will bear the cost of such accountant. Third Party Payments shall be included within the definition of Net Sales by VI as of the date such Third Party Payments are actually received by VI for purposes of determining the applicable percentage of Third Party Payments to be paid to ASI under Section 2.3.1 of this Settlement Agreement.

1.15.    “Novel Chemical Entity” shall mean a new composition of matter having a molecular structure that was not previously found in nature or synthesized, and that is or comes to be conceived of or developed by ASI or GWN during the term of this Settlement Agreement.

1.16.    “Supplemental FSD IP” shall mean the patents and/or patent applications identified in Technology Assignment Agreement C, attached hereto as Exhibit 3.

2.              PAYMENTS

2.1.      Upfront Payment. Within three (3) business days of the Effective Date, VI shall deposit with its counsel, Wilson Sonsini Goodrich & Rosati, a check in the sum of $750,000, payable to ASI, pending confirmation that pursuant to Section 12.1 ASI has furnished its counsel, Rothwell Figg Ernst & Manbeck, with all IP materials described in Section 12.1 and that ASI has directed its counsel to deposit such materials for overnight delivery to VI counsel. Upon receipt of such confirmation, VI shall direct its counsel to likewise deposit the $750,000 payment for overnight delivery to ASI counsel. VI shall ensure that the bank account from which the $750,000 check is drawn is sufficiently funded to allow for the immediate availability of the $750,000 upon ASI’s deposit of said check. For the avoidance of doubt, the depositing of the $750,000 payment for overnight delivery to ASI counsel shall be made on the same day as the deposit of IP materials for overnight delivery to VI counsel under Section 12.1 of this Settlement Agreement.

2.1.1.         ASI Right to Rescind. In the event that VI fails to deliver payment to ASI under this Section 2.1, ASI shall have the right to rescind this Settlement Agreement in its entirety.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2.      Milestone Payments. VI agrees to make the following one-time payments to ASI within thirty (30) days after achievement of the specified milestone: (i) [***] upon the first submission, by VI or on VI’s behalf, of an NDA for a product covered by the Patent Rights; and (ii) [***] upon the first approval of an NDA for a product covered by the Patent Rights.

2.3.      Continuing Payments.

2.3.1.         Payment to ASI on Net Sales by VI or its Affiliates.  VI shall make payments to ASI at the applicable percentage of annual Net Sales by VI, as defined herein, as follows:

Annual Net Sales by VI	Payment Rate

Up to [***]	[***]
[***]up to [***]	[***]
[***]up to [***]	[***]
Equal to or greater than [***]	[***]

2.3.2.         Payment to ASI on Net Sales for Products Sold by Licensees. VI shall make payments to ASI at the applicable percentage of annual Net Sales by Licensees, as defined herein, as follows:

Annual Net Sales by Licensees	Payment Rate.

Up to [***]	[***]
[***]up to [***]	[***]
[***]up to [***]	[***]
[***]up to [***]	[***]
Equal to or greater than [***]	[***]

2.3.3.         Third Party Royalties. If VI, or any Affiliate or Licensees of VI, becomes obligated to pay to third parties royalties or other amounts with respect to any Product through litigation or under agreements for patent rights or other technologies which VI or such Affiliate or Licensee determines are desirable to license or acquire with respect to such Product, VI shall be responsible for making such payments. VI shall not deduct such payments from any payments to ASI, and such payments shall not be deducted from gross invoiced amounts for Products in calculating Net Sales.

2.3.4.         One Payment. No more than one payment shall be due to ASI with respect to a sale of a particular Product or for a Third Party Payment received by VI.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.3.5.         Payment Term. The payments due under this Section 2.3 shall be payable until the expiration of the last to expire Valid Claim.

3.              PAYMENTS; REPORTS; AND RECORDS

3.1.      Payments.

3.1.1.         Timing of Payments. After the First Commercial Sale of a Product on which royalties are payable hereunder, VI shall make quarterly written reports to ASI within sixty (60) days after the end of each calendar quarter, stating in such report, separately for Net Sales by VI and Net Sales by Licensees, the number, description and aggregate Net Sales, by country, of each Product sold during the calendar quarter upon which a royalty is payable. Concurrently with the making of such reports, VI shall pay to ASI payments due at the rates specified hereunder. This Section 3.1.1 shall not apply to any payments for Third Party Payments.

3.1.2.         Timing of Payments for Third Party Payments. Within thirty (30) days following VI’s actual receipt of any Third Party Payment, VI shall pay any amount due ASI for such Third Party Payment, at the applicable percentage set forth in Section 2.3.1, and provide written notice to ASI indicating the amount of Third Party Payment received and the percentage rate applied to such amount.

3.1.3.         Payment Method. All payments due under this Settlement Agreement shall be made by bank wire transfer in immediately available funds to a bank account designated by ASI, with the exception of the Upfront Payment set forth in Section 2.1 above. All payments due to ASI hereunder shall be paid in United States dollars.

3.1.4.         Currency Conversion. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the buying exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions reported in The Wall Street Journal (U.S., Western Edition) for the last business day of the calendar quarter to which such payment pertains.

3.1.5.         Taxes. All payments required to be paid to ASI pursuant to this Settlement Agreement shall be paid with deduction for withholding for or on account of any applicable sales, use, value-added, or other federal, state or local taxes or import duties or tariffs, or similar governmental charges imposed by a jurisdiction other than the United States (“Withholding Taxes”). VI shall provide ASI a certificate evidencing payment of any Withholding Taxes hereunder, and shall provide any further assistance reasonably requested by ASI to enable ASI to obtain the benefit of any deduction.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2.      Reports; Inspection. VI shall maintain accurate books and records that enable the calculation of royalties payable hereunder to be verified. VI shall retain the books and records for each calendar year period for three (3) years after the submission of the corresponding report under Section 3.1.1 hereof. Upon thirty (30) days prior notice to VI, independent accountants selected by ASI, which shall be from a “Big 5” or national accounting firm and reasonably acceptable to VI, after entering into a confidentiality agreement with VI, may have access to VI’s books and records during VI’s normal business hours to conduct a review or audit once per calendar year, for the sole purpose of verifying the accuracy of VI’s payments and compliance with this Settlement Agreement. Any such inspection or audit shall be at ASI’s expense, however, if an inspection reveals underpayment of five percent (5%) or more in any audit period, VI shall pay the costs of the inspection. VI shall promptly pay to ASI any underpayment identified in such an audit.

4.              CONFIDENTIALITY

4.1.      Termination of Confidentiality Agreement. The Confidentiality and Non-Disclosure Agreement, dated December 16, 1999, by and between ASI, VI and ASIVI, is hereby terminated and any information deemed Confidential Information under that Confidentiality and Non-Disclosure Agreement shall be deemed Confidential Information under this Settlement Agreement.

4.2.      Confidentiality Obligations. Except as expressly provided herein, the party in receipt of Confidential Information (the “Receiving Party”) shall not disclose to any third party or use for any purpose any Confidential Information furnished to it by the other party (the “Disclosing Party”). Notwithstanding the foregoing, Confidential Information shall not include any information that, in each case as demonstrated by written documentation: (i) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Settlement Agreement; (iv) was subsequently lawfully disclosed to the Receiving Party by a third party who did not acquire it directly or indirectly from the Disclosing Party; or (v) was developed by the Receiving Party without use of or reference to any Confidential Information of the Disclosing Party.

4.3.      Permitted Use and Disclosures. The Receiving Party may use and disclose the Confidential Information of the Disclosing Party to the extent necessary to exercise its rights or perform its obligations under this Settlement Agreement, in filing or prosecuting applications and patents, prosecuting or defending litigation, complying with applicable governmental regulations or court order or otherwise submitting information to tax or other governmental authorities, conducting trials, or making a permitted sublicense or

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

otherwise exercising rights expressly granted to it pursuant to the terms of this Settlement Agreement, provided that if the Receiving Party is required to make any such disclosures of the Disclosing Party’s Confidential Information, other than pursuant to a confidentiality agreement, it shall give reasonable advance notice to the Disclosing Party of such disclosure and, save to the extent inappropriate in the case of patent applications, shall use its reasonable efforts to secure confidential treatment of such Confidential Information in consultation with the Disclosing Party prior to its disclosure (whether through protective orders or otherwise) and disclose only that portion of the Confidential Information necessary to comply with such requirements.

4.4.      Confidential Terms. Each party agrees not to disclose any terms of this Settlement Agreement to any third party without the consent of the other party; provided, disclosures may be made as necessary in the exercise of a party’s rights under this Settlement Agreement, as required by securities or other applicable laws, or to a party’s accountants, attorneys and other professional advisors, or by VI, ASIVI, and ASI to actual or prospective investors or corporate partners.

4.5.      Information Furnished Under Settlement Agreement. All information and materials furnished by a party to another party pursuant to or in connection with the terms of this Settlement Agreement shall be treated as Confidential Information, including but not limited to information furnished under Sections 3.1, 12.1, and 15.9.

5.              REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1.      ASIVI. ASIVI represents and warrants to VI, ASI, and GWN that: (i) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Settlement Agreement have been duly authorized by all necessary company action on the part of ASIVI; (iii) it is the sole, equal, and exclusive owner of all right, title and interest in the FSD IP; (iv) it has the right to grant the rights granted herein, and the FSD IP is free and clear of any lien, encumbrance or security interest; (v) it has not previously granted, and will not grant, any right, license or interest in and to the FSD IP, or any portion thereof, inconsistent with the assignment to VI; and (vi) there are no threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the FSD IP, other than the arbitration proceeding referenced in the Recitals above.

5.2.      VI. VI represents, warrants and covenants to ASIVI, ASI, and GWN that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Settlement Agreement have been duly authorized by all necessary corporate action on the part of VI; (iii) it will use Commercially Reasonable Efforts to develop and commercialize Products under the FSD IP; and (iv) it will use good faith efforts to obtain and maintain the Patent Rights.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.3.      ASI, GWN. ASI and GWN represent, warrant and covenant to VI and ASIVI as follows:

5.3.1.         ASI is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee.

5.3.2.         The execution, delivery and performance of this Settlement Agreement have been duly authorized by all necessary corporate action on the part of ASI.

5.3.3.         The Supplemental FSD IP includes all patents and pending patent applications, which are owned or controlled as of the Effective Date by ASI or GWN, or their Affiliates or beneficiaries, that that relate to the Field of Use; that, as of the Effective Date, no other such patents or patent applications exist; that, as of the Effective Date, neither ASI nor GWN, nor their Affiliates or beneficiaries, have transferred, assigned or licensed any rights in such patents and patent applications to any third-party; and that there are no threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to such patents and patent applications, other than the arbitration proceeding referenced in the Recitals above;

5.3.4.         ASI and GWN have previously transferred to ASIVI all of the patents and pending patent applications owned or controlled as of February 29, 2000 by ASI or GWN, or their Affiliates or beneficiaries, that relate to the design, development, manufacture, or use of products containing a prostaglandin and/or other vasodilator within the Field of Use; and

5.3.5. ASI and GWN have, concurrent with the execution of this Settlement Agreement, assigned to VI all of the patents and pending patent applications owned or controlled as of the Effective Date by ASI or GWN, or their Affiliates or beneficiaries, that relate to the Field of Use.

5.3.6.         ASI and GWN have not assigned, licensed, sold or otherwise transferred any patents or patent applications that relate to the Field of Use during the period from February 29, 2000 up to and including the Effective Date of this Settlement Agreement

6.              INTELLECTUAL PROPERTY

6.1.      Prosecution and Maintenance of Patent Rights. As provided by Technology Assignment Agreement A, Technology Assignment Agreement B, and Technology Assignment Agreement C, attached hereto as Exhibits 1, 2 and 3, respectively, VI shall, at its expense, have the sole right to file, prosecute, maintain and enforce the Patent Rights, including without limitation the patents and patent applications encompassed thereby. VI shall not be entitled to offset any amount expended in connection with such

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

activities against payments, if any, due under Article 2 of this Settlement Agreement. ASI and GWN shall provide any cooperation reasonably requested by VI in connection therewith, including but not limited to the IP Information delivered to VI pursuant to Section 12.1 below.

6.2.      No Liens. ASIVI or VI shall not incur, nor suffer to exist, any lien, claim or other encumbrance on any of the FSD IP.

6.3.      Enforcement. If either ASIVI, ASI, or GWN become aware that any Patent Rights are being infringed by any third party, such party shall promptly notify VI in writing describing the facts relating thereto in reasonable detail. As provided in Technology Assignment Agreement A, Technology Assignment Agreement B and Technology Assignment Agreement C, attached hereto as Exhibits 1, 2 and 3, respectively, VI shall have the sole right, in its discretion, to institute any action, suit or proceeding, including any declaratory judgment action (each an “Action”), at its expense, using counsel of its choice. ASI shall provide any cooperation reasonably requested by VI in connection with any such Action, at VI’s expense. VI shall retain any amount recovered in any such Action, but shall not be entitled to offset any amount expended in connection with any such Action against payments, if any, due under Article 2.

7.              DISPUTE RESOLUTION

7.1.      Settlement of Disputes. The parties will attempt to settle any dispute, controversy or claim between them arising out of or relating to the validity, construction, enforceability or performance of this Settlement Agreement, including disputes relating to alleged breach or to termination of this Settlement Agreement (each, a “Dispute”) through consultation and negotiation in good faith and in the spirit of mutual cooperation.

7.2.      Failure to Settle Dispute. If those attempts fail, then the Dispute may be made the subject of a lawsuit. If VI or ASIVI initiates such a suit, it shall be filed and litigated in the state or federal court in or for Knoxville, Tennessee. If ASI or GWN initiates such a suit, it shall be filed and litigated in the state or federal court in or for Santa Clara County, California.

7.3.      Specific Performance. The parties hereto acknowledge that recovery of damages will be an inadequate remedy for a breach of the provisions of this Settlement Agreement and agree that, in the event of any such breach or threatened breach, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable relief, but nothing herein contained is intended to, nor shall it, limit or affect any rights at law or by statute or otherwise of any party aggrieved as against another for such breach, it being the intention of the parties by this Section 7.3 to make clear their agreement that their respective rights and obligations in this Settlement Agreement shall be enforceable in equity as well as at law or otherwise.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.4.      Expenses. Should any party breach this Settlement Agreement, in addition to all other remedies available at law or in equity or otherwise, such party shall pay all of any other party’s costs and expenses resulting therefrom and/or incurred in enforcing this Settlement Agreement, including legal fees and expenses.

8.              INDEMNIFICATION

8.1.      Indemnification of ASI, GWN. VI and ASIVI shall indemnify, defend and hold harmless ASI and its directors, officers and employees, and GWN (each an “ASI Indemnitee”) from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and/or arbitration) (a “Liability”) resulting from a claim, suit or proceeding (any of the foregoing, a “Claim”) brought by a third party against an ASI Indemnitee, arising from or occurring as a result of (i) a material breach by VI or ASIVI of their respective obligations under this Settlement Agreement, (ii) the negligence or willful misconduct of VI or of ASIVI, or (iii) activities performed by ASIVI, VI, its Affiliates, or its Licensees in connection with the development, manufacture or sale of any Product, except to the extent caused by the negligence or willful misconduct of ASI.

8.2.      Indemnification of VI and ASIVI. ASI and GWN shall indemnify, defend and hold harmless VI and ASIVI and their respective directors, officers and employees (each a “VI 12 Indemnitee”) from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys’ and professional fees and other expenses of litigation and/or arbitration) (a “Liability”) resulting from a claim, suit or proceeding (any of the foregoing, a “Claim”) brought by a third party against a VI Indemnitee, arising from or occurring as a result of (i) a material breach by ASI or GWN of their respective obligations under this Settlement Agreement, (ii) the negligence or willful misconduct of ASI or of GWN, or (iii) ASI’s or GWN’s use of the FSD IP, except to the extent caused by the negligence or willful misconduct of VI, its Affiliates, or Licensees, or of ASIVI.

8.3.      Indemnification Procedures. In the event that an Indemnitee intends to claim indemnification under this Article 8, it shall promptly notify the other party (the “Indemnitor”) in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and/or settlement thereof, provided that the indemnified party may participate in any such proceeding with counsel of its choice at its own expense. The indemnity agreement in this Article 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8 but the omission so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee other than under this Article 8. The Indemnitee under this Article 8, its employees and agents, shall cooperate fully with the Indemnitor and its legal

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representatives and provide full information in the investigation of any Claim covered by this indemnification. Neither party shall be liable for any costs or expenses incurred by the other party without its prior written authorization.

9.              TERM AND TERMINATION

9.1.      Term. The term of this Settlement Agreement shall commence on the Effective Date, and unless earlier terminated as provided in this Article 9, shall continue in full force and effect until the expiration of the last to expire Valid Claim.

9.2.      Termination for Cause. VI and ASIVI will have the right to terminate this Settlement Agreement upon sixty (60) days notice of a material breach by ASI or GWN, provided that ASI or GWN may avoid such termination if before the end of such sixty (60) day period ASI or GWN cures such breach or default. ASI and GWN will have the right to terminate this Settlement Agreement upon sixty (60) days notice of a material breach by VI or ASIVI, provided that VI or ASIVI may avoid such termination if before the end of such sixty (60) day period VI or ASIVI cures such breach or default. However, if the party accused of breach disputes an asserted breach in writing within such sixty (60) day period, the non-breaching party shall not have the right to terminate this Settlement Agreement unless and until it has been determined in a legal proceeding conducted pursuant to Section 7.2 that this Settlement Agreement was materially breached, and the party accused of the breach fails to cure the breach within sixty (60) days after such determination.

9.3.      Termination for Dissolution, Transfer of Interest to ASI. In the event that VI is dissolved and permanently ceases its business operations, ASI may terminate this Settlement Agreement and, to the extent permitted by law, shall immediately become a joint owner with VI of all right, title, and interest in and to the FSD IP, including the Patent Rights. VI agrees to cooperate in good faith and to take any reasonable action necessary to effectuate such joint ownership upon such dissolution.

9.4.      Accrued Rights and Obligations. Termination of this Settlement Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

9.5.      Survival. The following provisions of this Settlement Agreement shall survive termination of this Settlement Agreement for any reason: Articles 1, 4, 6, 7, 9, 10, 11, 12, 13, 15, and 16, and Sections 14.1, 14.2, 14.3, 14.4, 14.5, 14.7, and 14.9. In the event that this Settlement Agreement is terminated under Section 9.2 as a result of a material breach, Sections 14.8.1 and 14.8.2 shall also survive such termination.

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10.       SETTLEMENT

10.1.    Settlement of all Claims and Counterclaims. This Settlement Agreement resolves, satisfies, and settles all claims and counterclaims involved in the aforementioned arbitration proceedings.

11.       LICENSE AGREEMENT

11.1.    Termination of License Agreement. The License Agreement entered into by and between VI and ASIVI dated February 29, 2000 is hereby terminated, and the parties thereto are released of all of their rights and obligations thereunder. For the avoidance of doubt, the survival provisions of Section 11.5 of the License Agreement are likewise terminated and do not survive.

11.2.    Effect of Termination of License Agreement. Termination of the License Agreement pursuant to this Settlement Agreement will not be deemed (a) to be a Dissolving Event permitting dissolution of ASIVI pursuant to Section 8 of the Operating Agreement, and (b) to permit termination of the Manufacturing and Supply Agreement between VI and ASI dated February 29, 2000.

12.       IP ANALYSIS

12.1.    Information and Analysis. Within three (3) business days of the Effective Date, ASI shall deposit with its counsel, Rothwell Figg Ernst & Manbeck, all IP Information, [***] of the patents and patent applications that ASI assigned to ASIVI. ASI shall direct its counsel to prepare all such materials for overnight delivery to the offices of VI counsel, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Rd., Palo Alto, California 94304, and upon receipt of confirmation that VI counsel is in custody of the payment for ASI described in Section 2.1 above, to deposit all such IP Information materials for shipment in the manner previously described. VI may use all IP Information and materials furnished by ASI in order to [***] and to exercise its rights under this Settlement Agreement. At VI’s reasonable request and direction, ASI agrees to cooperate with VI in [***]. For the avoidance of doubt, the depositing of IP materials for overnight delivery shall be made on the same day as the deposit of the $750,000 payment for overnight delivery under Section 2.1 of this Settlement Agreement.

The parties acknowledge that ASI has previously furnished counsel for VI with certain IP Information, and that additional copies of such materials need not be provided in the manner described above.  Nonetheless, ASI and GWN agree to that they shall ensure that VI is in receipt of all IP Information, whether previously furnished or not.

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13.       MEMORANDUM OF UNDERSTANDING

13.1.    Termination of Memorandum of Understanding. The MOU entered into by and between VI and ASI dated October 14, 1999 is hereby terminated, and the parties thereto are released of all of their rights and obligations thereunder. For the avoidance of doubt, any survival provisions of the MOU are terminated and do not survive.

14.       ASIVI OPERATING AGREEMENT

14.1.    Assignment of FSD IP to VI. ASIVI hereby transfers and assigns to VI its entire right, title, and interest in the FSD IP.  Assignment of the Patent Rights is provided for in Technology Assignment Agreement A and Technology Assignment Agreement B, attached hereto as Exhibits 1 and 2, respectively. Such assignments to VI shall include all rights to use and practice the FSD IP and to make, use and sell Products.

14.2.    Modification to Allow Transfer of Interest. Section 7.1 of the ASIVI Operating Agreement is deleted in its entirety, and in its place inserted the following: “A Member may Transfer all of its Interest to another Member.”

14.3.    Transfer and Consent to Transfer of Interest of Managing Member. ASI hereby transfers and assigns, and VI hereby consents to the transfer and assignment by ASI, to VI its entire interest in ASIVI.

14.4.    Effect of Transfer of Interest. The transfer of ASI’s interest in ASIVI to VI:

14.4.1.       will relieve ASI of all obligations and liabilities arising under the Operating Agreement.

14.4.2.       will not entitle ASI to any redemption of its interest, distribution, or payment in connection with its assignment other than as set forth in this Settlement Agreement.

14.5.    Deletion of Sections. Sections 4.6, 5.4, 8.1(e), 8.1(f), 8.2(d)(iii), 11.4, 11.5, 11.6, and 11.7 are hereby deleted from the Operating Agreement in their entirety.

14.6.    Initial Publication. The initial publication of a clinical study resulting from Product development shall list GWN as the lead author.

14.7.    Retention of Rights; Abandonment of Supplemental FSD IP. To the extent that any portion of the U.S. Provisional Patent Application filed on September 8, 2002 set forth in Technology Assignment Agreement C, attached hereto as Exhibit 3, discloses, claims, and/or relates to subject matter that is outside the field of sexual function in men and women, all rights in and to such subject matter shall be retained by ASI. Except with respect to that subject matter retained by ASI pursuant to this Section 14.7, if any, ASI shall not claim priority to any patent or patent application that is the subject of the Patent Rights or the Supplemental FSD IP.

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Following the Execution Date of this Settlement Agreement, VI agrees to [***]

14.8.    Covenants Not to Sue.

14.8.1.       VI Covenant Not to Sue. VI shall not make, or threaten to make, any claim against ASI or GWN alleging infringement of any Valid Claim based on the conduct by ASI or GWN of (i) basic research and testing within the Field of Use for non-commercial purposes, (ii) direct patient care by GWN, or (iii) activities outside the Field of Use. The covenant set forth in this Section 14.8.1 shall not extend to activities within the Field of Use related to research, testing and development of products for commercial purposes, and shall not be construed as a grant of any rights to ASI or GWN under any Investigational New Drug application of ASIVI or VI, or under any other patent or other intellectual property owned or controlled by VI, including without limitation the patents and patent applications encompassed by the Patent Rights. The performance by ASI or GWN of any activities under the covenant set forth in this Section 14.8.1 shall not result in any liability of ASIVI or VI, and ASI and GWN agree to indemnify ASIVI and VI to the extent of any such liability. The covenant granted herein is independent of the option and conditional license grant set forth in that certain Manufacture and Supply Agreement between VIVUS, Inc. and AndroSolutions, Inc. dated February 29, 2000. Notwithstanding Section 16.3 below, the covenant set forth in this Section 14.8.1 is personal to ASI and GWN and may not be assigned or otherwise transferred.

14.8.2.       ASI, GWN Covenant Not to Sue and Statement of Non-Liability. ASI and GWN shall not make, or threaten to make, any claim against VI, its Affiliates or Licensees alleging infringement based upon VI’s, its Affiliates’ or its Licensees’ making, having made, importing, having imported, exporting, having exported, distributing, having distributed, selling, having sold, using, or offering for sale products within the Field of Use. ASI and GWN further agree that VI, its Affiliates or Licensees cannot be held liable for infringement of a right purportedly originating from ASI or GWN relating to the Field of Use. The parties acknowledge and agree that the covenant not to sue and statement of non-liability set forth in this Section 14.8.2 is intended to and shall bind all present and future successors, heirs, assigns, and licensees of GWN or ASI who come to acquire any rights from GWN or ASI relating to products within the Field of Use, and ASI and GWN shall provide any such third parties with notice of the covenant not to sue and the statement of non-liability.

ASI and GWN further covenant that they shall, within ten (10) days of the Effective Date for any existing patents or patent applications, or concurrently with the filing of any patent application after the Effective Date, record with the U.S. Patent and Trademark Office, or other appropriate government entity in the case of international patents, a short form of the covenant contained in this Section 14.8.2,

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in the form attached hereto as Exhibit 4, in connection with any patent or patent application within the Field of Use.

The covenant set forth in this Section 14.8.2 shall not extend to activities by VI, its Affiliates, or its Licensees (i) for products not within the Field of Use, or (ii) involving the use of a Novel Chemical Entity in a product. In addition, other than the covenant set forth in this Section 14.8.2, this Section 14.8.2 shall not be construed as a grant of any other rights to VI, its Affiliates, or its Licensees under any intellectual property owned or controlled by ASI or GWN. The performance by VI, its Affiliates, and its Licensees of any activities under the covenant set forth in this Section 14.8.2 shall not result in any liability of ASI or GWN, and VI agrees to indemnify ASI and GWN to the extent of any such liability.

14.9.    ASIVI Dissolution. Subsequent dissolution of ASIVI, for whatever reason, shall have no effect on this Settlement Agreement whatsoever.

15.       MANUFACTURE AND SUPPLY AGREEMENT

15.1.     Modification of Definitions. The following terms in the Manufacture and Supply Agreement shall have the same meaning and definition as set forth in this Settlement Agreement, notwithstanding the definitions provided in the Manufacture and Supply Agreement: “FSD IP,” “Product,” and Valid Claim.” 15.1.1. FSD IP. All references to or use of the term “ASIVI Technology” in the Manufacture and Supply Agreement are deleted, and in their place inserted the term “FSD IP.”

15.2.     Deletion of Sections. The following Sections are deleted in their entirety from the Manufacture and Supply Agreement: 1.3, 1.7, 1.7.1, 1.7.2, 1.8, 1.10, and 9.

15.3.     Independent Accountant. Section 4.1 of the Manufacturing and Supply Agreement is modified by adding the following text at the end of the section: “Any accountant chosen or designated under this Section 4.1 shall be limited to a “Big 5” or national accounting firm.”

15.4.     Payments Cumulative. Section 4.3 of the Manufacture and Supply Agreement is modified as follows: all text in Section 4.3 after the word “certain” is deleted, and in its place inserted the following: “Settlement Agreement executed in July 2001.”

15.5.     Termination. Section 8.1 of the Manufacture and Supply Agreement is modified as follows: the reference to “License Agreement” is deleted, and in its place inserted the following: “Settlement Agreement executed in July 2001.”

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15.6.     Assignment. Section 10.5 is deleted in its entirety, and in its place inserted the following: “Neither party may assign this Supply Agreement or any of its rights or obligations hereunder except with the written consent of the other party.”

15.7.     VI Best Efforts. Section 3.1 of the Manufacturing and Supply Agreement is modified by adding the following text at the end of the section: “To the extent practicable, VI agrees to use its best efforts to cause each of its Licensees, if any, to: (i) purchase its requirements for Product from VI, or (ii) purchase the Applicable Percentage of such Licensee’s requirements of Product directly from ASI.

15.8.     Confidentiality. Article 5 of the Manufacture and Supply Agreement is deleted in its entirety, and in its place inserted the following: “The definition of Confidential Information under Section 1.3 of the Settlement Agreement and the parties’ rights and obligations in connection therewith under Article 4 of the Settlement Agreement are incorporated by reference herein.”

15.9.     VI Disclosure of Manufacturing Specifications, Good Faith Cooperation. In order for ASI to evaluate and consider the exercise of its option under Section 2.1 of the Manufacture and Supply Agreement, VI shall provide to ASI written notice of its intention to submit an NDA for a Product within nine (9) months of such submission. Upon such notice from VI, ASI shall, within 30 days, provide VI with written notice that ASI desires to evaluate its manufacturing option, that ASI possesses the financial wherewithal and capacity to exercise such option, and that it possesses a good faith and reasonable expectation that it is able to exercise such option, furnishing VI with contemporaneous evidence reasonably sufficient to support ASI’s representations as to financial wherewithal, capacity and expectations.  Upon such notice from ASI, VI shall, within twenty (20) days, disclose the following information relating to the Product that VI reasonably believes will be included in such submission: (i) specifications and test methods for the excipients, active ingredient, drug product, and container closure system; (ii) formulation and master batch records; and (iii) manufacturing equipment list and specifications. The parties acknowledge and agree that the aforementioned information may be modified at any time and is subject to FDA approval. VI agrees to notify ASI of any such modifications and shall update or supplement the disclosures required under this Section 15.9 accordingly. VI further agrees to cooperate in good faith and, at ASI’s reasonable request, to provide such additional information necessary and proper for ASI to obtain the full benefit of its option under Section 2.1 of the Manufacture and Supply Agreement.

15.10.   Notices. Section 10.3 of the Manufacture and Supply Agreement is deleted in its entirely, and in its place inserted the following: “Any notice required or permitted by this Manufacture and Supply Agreement shall be in writing and shall be sent by hand delivery, by prepaid registered or certified mail, return receipt requested, or by facsimile transmission, addressed to the other party at the address shown in Section 16.4 of the Settlement Agreement or at such other address for which such party gives notice

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hereunder. Such notice shall be deemed to have been given upon delivery, if sent by hand delivery, three (3) days after deposit in the mail, or upon transmission by facsimile.”

16.       MISCELLANEOUS

16.1.     Governing Law. This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflicts of laws provisions.

16.2.     Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint ventures of the other for any purpose as a result of this Settlement Agreement or the transactions contemplated thereby. Neither party shall have the power to obligate or bind the other party in any manner whatsoever.

16.3.     Assignment. The parties agree that their rights and obligations under this Settlement Agreement shall not be delegated, transferred or assigned to a third party without the prior written consent of the other party hereto; provided that either party may assign all of its rights and obligations under this Settlement Agreement, without the other party’s consent (a) to its Affiliates, and (b) to an entity that acquires all or substantially all of the business or assets of the assigning party to which this Settlement Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise; which Affiliate or acquiring entity (y) agrees in a writing provided to the non-assigning party prior to any assignment, to assume all of the obligations of the assigning party hereunder, and (z) has provided to the non-assigning party evidence reasonably satisfactory to the non-assigning party of its ability to perform all such obligations in a timely manner. This Settlement Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

16.4.     Notices. Any notice required or permitted by this Settlement Agreement shall be in writing and shall be sent by hand delivery, by prepaid registered or certified mail, return receipt requested, or by facsimile transmission, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given upon delivery, if sent by hand delivery, three (3) days after deposit in the mail, or upon transmission by facsimile.

To ASIVI:

ASIVI, LLC

1172 Castro Street

Mountain View, California 94040

Attention: Legal Affairs

Facsimile: (650) 934-5389

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With a copy to:

Wilson Sonsini

Goodrich & Rosati, PC

650 Page Mill Road

Palo Alto, CA 94304

Attention: Mark Casper, Esq.

Facsimile: (650) 496-4082

To VIVUS:

VIVUS, Inc.

1172 Castro Street

Mountain View, CA 94040

Attention: Legal Affairs

Facsimile: (650) 934-5389

With a copy to:

Wilson Sonsini

Goodrich & Rosati, PC

650 Page Mill Road

Palo Alto, CA 94304

Attention: Mark Casper, Esq.

Facsimile: (650) 496-4082

To ASI: AndroSolutions, Inc.

200 Fort Sanders West Blvd., Suite 309

Knoxville, TN 37922

Attention: Gary W. Neal, M.D., President

Facsimile: (865) 531-6550

With a copy to:

Zoltick Technology Law Group, PLLC

Loudoun Tech Center

21515 Ridgetop Circle, Suite 200

Sterling, VA 20166

Attention: Martin M. Zoltick, Esq.

Facsimile: (571) 434-7264

To GWN: AndroSolutions, Inc.

200 Fort Sanders West Blvd., Suite 309

Knoxville, TN 37922

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Attention: Gary W. Neal, M.D., President

Facsimile: (865) 531-6550

With a copy to:

Zoltick Technology Law Group, PLLC

Loudoun Tech Center

21515 Ridgetop Circle, Suite 200

Sterling, VA 20166

Attention: Martin M. Zoltick, Esq.

Facsimile: (571) 434-7264

16.5.     Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance if such failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

16.6.     Advice of Counsel. VI, ASIVI, ASI, and GWN have each consulted counsel of their choice regarding this Settlement Agreement, and each acknowledges and agrees that this Settlement Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

16.7.     Compliance with Laws. Each party shall furnish to the other party any information requested or required by that party during the term of this Settlement Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign, state and/or government agency.

16.8.     Severability; Waiver. If any provision(s) of this Settlement Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Settlement Agreement shall remain in full force and effect without said provision.  The parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Settlement Agreement. The failure of a party to enforce any provision of the Settlement Agreement shall not be construed to be a waiver of the right of such party to thereafter enforce that provision or any other provision or right.

16.9.     Entire Agreement; Modification. This Settlement Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior discussions, agreements and writings in relation thereto,

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except that the Operating Agreement, and the Manufacture and Supply Agreement, as modified herein, remain in effect. This Settlement Agreement may not be altered, amended or modified in any way except by a writing signed by both parties.

16.10.   Counterparts. This Settlement Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

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IN WITNESS WHEREOF, ASIVI, VI, ASI, and GWN have caused this Settlement Agreement to be executed by their respective duly authorized representatives as of the date first written above.

ASIVI, LLC

By:	/s/ Gary W. Neal
AndroSolutions, Inc.
Managing Member
Gary W. Neal, M.D. President
Date: July 10, 2001

VIVUS, INC.

By:	/s/ Leland Wilson
Leland F. Wilson
President/Chief Executive Officer
Date: July 12, 2001

By:	/s/ Leland Wilson
VIVUS, Inc.
Managing Member
Leland F. Wilson
President/Chief Executive Office
Date: July 12, 2001

ANDROSOLUTIONS, INC.

/s/ Gary W. Neal
Gary W. Neal, M.D.
President
Date: July 10, 2001

GARY W. NEAL, M.D.

/s/ Gary W. Neal
Gary W. Neal, M.D.
Individually and on behalf of himself
Date: July 10, 2001

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EXHIBIT 1

TECHNOLOGY ASSIGNMENT AGREEMENT A

ASSIGNMENT

ASIVI, LLC, a Delaware limited liability company, with offices at 1172 Castro Street, Mountain View, CA 94040 (ASIVI), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, sells and transfers to VIVUS, Inc., a Delaware corporation having offices at 1172 Castro Street, Mountain View, CA 94040, and its successors, assigns and legal representatives, all hereinafter referred to as the “Assignee”:

1.     its entire right, title and interest in and to any and all patents and pending patent applications relating to, inter alia, the design, development, manufacturing, and use of products containing a prostaglandin and/or other vasodilator for the treatment of female sexual dysfunction, as specified on Exhibit A attached hereto (the “FSD IP”);

2.     the full and complete right to file patent applications in the name of the Assignee, its designee, or its designee’s election, on the aforesaid FSD IP, in all countries of the world;

3.     the entire right, title and interest in and to any Letters Patent which may issue thereon in the United States or in any country, and any renewals, revivals, reissues, reexaminations and extensions thereof, and any patents of confirmation, registration and importation of the same; and

4.     the entire right, title and interest in all Convention and Treaty Rights of all kinds thereon, including without limitation all rights of priority in any country of the world, in and to the above FSD IP.

ASIVI hereby authorizes and requests the competent authorities to grant and to issue any and all such Letters Patent in the United States and throughout the world to Assignee of the entire right, title and interest therein, as fully and entirely as the same would have been held and enjoyed by ASIVI had this assignment, sale and transfer not been made.

ASIVI further agrees at any time to execute and to deliver upon request of Assignee such additional documents, if any, as are necessary or desirable to secure patent protection on said FSD IP, throughout all countries of the world, and otherwise to do the necessary acts to give full effect to and to perfect the rights of Assignee under this Assignment, including the execution, delivery and procurement of any and all further documents evidencing this assignment, transfer and sale as may be necessary or desirable.

ASIVI hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASIVI further covenants that it will, upon request by Assignee, provide Assignee promptly with all pertinent facts and documents relating to said FSD IP and said Letters Patent and legal equivalents as may be known and accessible to ASIVI, and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to Assignee or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said FSD IP and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

ASIVI, LLC

Date: July 12, 2001	By:	/s/ Leland Wilson
VIVUS, Inc.
Managing Member
Leland F. Wilson
President/Chief Executive Officer

Date: July 10, 2001	By:	/s/ Gary W. Neal
AndroSolutions, Inc.
Managing Member
Gary W. Neal, M.D.
President

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

DESCRIPTION OF PROPERTY CONTRIBUTED TO VIVUS, INC. BY ASIVI, LLC

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 2

TECHNOLOGY ASSIGNMENT AGREEMENT B

ASSIGNMENT

ASIVI, LLC, a Delaware limited liability company, with offices at 1172 Castro Street, Mountain View, CA 94040 (ASIVI), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, sells and transfers to VIVUS, Inc., a Delaware corporation having offices at 1172 Castro Street, Mountain View, CA 94040, and its successors, assigns and legal representatives, all hereinafter referred to as the “Assignee”: 1. its entire right, title and interest in and to any and all patents and pending patent applications relating to, inter alia, the design, development, manufacturing, and use of products containing a prostaglandin and/or other vasodilator for the treatment of female sexual dysfunction, as specified on Exhibit A attached hereto (the “FSD IP”); 2. the full and complete right to file patent applications in the name of the Assignee, its designee, or its designee’s election, on the aforesaid FSD IP, in all countries of the world; 3. the entire right, title and interest in and to any Letters Patent which may issue thereon in the United States or in any country, and any renewals, revivals, reissues, reexaminations and extensions thereof, and any patents of confirmation, registration and importation of the same; and 4. the entire right, title and interest in all Convention and Treaty Rights of all kinds thereon, including without limitation all rights of priority in any country of the world, in and to the above FSD IP.

ASIVI hereby authorizes and requests the competent authorities to grant and to issue any and all such Letters Patent in the United States and throughout the world to Assignee of the entire right, title and interest therein, as fully and entirely as the same would have been held and enjoyed by ASIVI had this assignment, sale and transfer not been made.

ASIVI further agrees at any time to execute and to deliver upon request of Assignee such additional documents, if any, as are necessary or desirable to secure patent protection on said FSD IP, throughout all countries of the world, and otherwise to do the necessary acts to give full effect to and to perfect the rights of Assignee under this Assignment, including the execution, delivery and procurement of any and all further documents evidencing this assignment, transfer and sale as may be necessary or desirable.

ASIVI hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

ASIVI further covenants that it will, upon request by Assignee, provide Assignee promptly with all pertinent facts and documents relating to said FSD IP and said Letters Patent and legal equivalents as may be known and accessible to ASIVI, and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to Assignee or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said FSD IP and said Letters

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

ASIVI, LLC

Date: July 12, 2001	By:	/s/ Leland Wilson
VIVUS, Inc.
Managing Member
Leland F. Wilson
President/Chief Executive Officer

Date: July 10, 2001	By:	/s/ Gary W. Neal
AndroSolutions, Inc.
Managing Member
Gary W. Neal, M.D.
President

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

DESCRIPTION OF PROPERTY CONTRIBUTED TO VIVUS, INC. BY ASIVI, LLC

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 3

TECHNOLOGY ASSIGNMENT AGREEMENT C ASSIGNMENT

AndroSolutions, Inc., a Tennessee corporation with a principal place of business at Suite 309, 200 Fort Sanders West Blvd., Knoxville, TN 37922 (collectively with its Affiliates, “ASI”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, sells and transfers to VIVUS, Inc., a Delaware corporation having offices at 1172 Castro Street, Mountain View, CA 94040, and its successors, assigns and legal representatives, all hereinafter referred to as the “Assignee”: 1. its entire right, title and interest in and to any and all patents and pending patent applications relating to, inter alia, the treatment of female sexual dysfunction, as specified on Exhibit A --------- attached hereto (the “ Supplemental FSD IP”); 2. the full and complete right to file patent applications in the name of the Assignee, its designee, or its designee’s election, on the aforesaid SUPPLEMENTAL FSD IP, in all countries of the world; 3. the entire right, title and interest in and to any Letters Patent which may issue thereon in the United States or in any country, and any renewals, revivals, reissues, reexaminations and extensions thereof, and any patents of confirmation, registration and importation of the same; and 4. the entire right, title and interest in all Convention and Treaty Rights of all kinds thereon, including without limitation all rights of priority in any country of the world, in and to the above SUPPLEMENTAL FSD IP.

ASI hereby authorizes and requests the competent authorities to grant and to issue any and all such Letters Patent in the United States and throughout the world to Assignee of the entire right, title and interest therein, as fully and entirely as the same would have been held and enjoyed by ASI had this assignment, sale and transfer not been made.

ASI further agrees at any time to execute and to deliver upon request of Assignee such additional documents, if any, as are necessary or desirable to secure patent protection on said SUPPLEMENTAL FSD IP, throughout all countries of the world, and otherwise to do the necessary acts to give full effect to and to perfect the rights of Assignee under this Assignment, including the execution, delivery and procurement of any and all further documents evidencing this assignment, transfer and sale as may be necessary or desirable.

ASI hereby covenants that no assignment, sale, agreement or encumbrance has been or will be made or entered into which would conflict with this assignment.

ASI further covenants that it will, upon request by Assignee, provide Assignee promptly with all pertinent facts and documents relating to said SUPPLEMENTAL FSD IP and said Letters Patent and legal equivalents as may be known and accessible to ASI, and will testify as to the same in any interference, litigation or proceeding related thereto and will promptly execute and deliver to Assignee or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said SUPPLEMENTAL FSD IP and said Letters Patent and said equivalents thereof which may be necessary or desirable to carry out the purposes thereof.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANDROSOLUTIONS, INC.

Date: July 10, 2001	By:	/s/ Gary W. Neal
Gary W. Neal, M.D.
President

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

DESCRIPTION OF PROPERTY CONTRIBUTED TO VIVUS, INC.

BY ANDROSOLUTIONS, INC.

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 4

SHORT FORM PROVIDING NOTICE OF COVENANT NOT TO SUE

AND STATEMENT OF NON-LIABILITY

“All subject matter claimed within this patent or patent application is subject to the following covenant not to sue and statement of non-liability:

THE HOLDER OF ANY RIGHTS UNDER THIS PATENT OR PATENT APPLICATION SHALL NOT MAKE, OR THREATEN TO MAKE, ANY CLAIM AGAINST VIVUS, INC. (“VI”), ITS AFFILIATES OR LICENSEES ALLEGING INFRINGEMENT BASED UPON VI’S, ITS AFFILIATES’ OR ITS LICENSEES’ MAKING, HAVING MADE, IMPORTING, HAVING IMPORTED, EXPORTING, HAVING EXPORTED, DISTRIBUTING, HAVING DISTRIBUTED, SELLING, HAVING SOLD, USING, OR OFFERING FOR SALE PRODUCTS RELATING TO THE DIAGNOSIS, PROPHYLAXIS, AND/OR TREATMENT OF FEMALE SEXUAL DYSFUNCTION, INCLUDING WITHOUT LIMITATION ENHANCING FEMALE SEXUAL DESIRE AND RESPONSIVENESS, AND PREVENTING, TREATING AND/OR MANAGING FEMALE SEXUAL AROUSAL DISORDER, ORGASMIC DISORDER, AND PAIN DISORDER.

FURTHER, VI, ITS AFFILIATES OR LICENSEES CANNOT BE HELD LIABLE FOR INFRINGEMENT OF ANY RIGHTS UNDER THIS PATENT OR PATENT APPLICATION RELATING TO THE DIAGNOSIS, PROPHYLAXIS, AND/OR TREATMENT OF FEMALE SEXUAL DYSFUNCTION, INCLUDING WITHOUT LIMITATION ENHANCING FEMALE SEXUAL DESIRE AND RESPONSIVENESS, AND PREVENTING, TREATING AND/OR MANAGING FEMALE SEXUAL AROUSAL DISORDER, ORGASMIC DISORDER, AND PAIN DISORDER.

THIS COVENANT NOT TO SUE AND STATEMENT OF NON-LIABILITY IS INTENDED TO AND SHALL BIND ALL PRESENT AND FUTURE SUCCESSORS, HEIRS, ASSIGNS, AND LICENSEES OF ANY RIGHTS UNDER THIS PATENT OR PATENT APPLICATION RELATING TO PRODUCTS FOR THE DIAGNOSIS, PROPHYLAXIS, AND/OR TREATMENT OF FEMALE SEXUAL DYSFUNCTION, INCLUDING WITHOUT LIMITATION ENHANCING FEMALE SEXUAL DESIRE AND RESPONSIVENESS, AND PREVENTING, TREATING AND/OR MANAGING FEMALE SEXUAL AROUSAL DISORDER, ORGASMIC DISORDER, AND PAIN DISORDER.

A HOLDER OF ANY RIGHTS UNDER THIS PATENT OR PATENT APPLICATION MUST PROVIDE NOTICE OF THE ABOVE-STATED COVENANTS AND STATEMENT OF NON-LIABILITY TO ANY THIRD PARTY ACQUIRING RIGHTS UNDER THIS PATENT OR PATENT APPLICATION.”

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.